SteinRoe
Young Investor Fund

A different kind of annual report for a different kind of mutual fund

Annual Report
September 30, 1995
SteinRoe Mutual Funds
BUILDING WEALTH FOR GENERATIONS(SM)
Photo of man holding baby upside down.

Contents
From the President                                                    1
Tim Armour's thoughts on Young Investor Fund

The Companies We Invest In                                            2-3
The Fund's top 10 holdings

Q&A                                                                   4-6
An interview with the Young Investor Fund's portfolio managers

Fund Highlights                                                       7
Information about the Fund

Investments                                                           8-12
A complete list of the Fund's investments with market values

Financial Statements                                                  13-15
Balance sheet, statements of operations and changes in net assets

Notes to Financial Statements                                         16-18

Financial Highlights                                                  18
Selected per-share data

Report of Independent Auditors                                        19

General Information                                                   20-22
A guide to products and services

To Our Shareholders
Dear Investor,
With this annual report, the Young Investor Fund marks its first full fiscal year in existence. Since our last annual report, Young Investor has attracted more than $23 million in assets and gained more than 7,500 additional accounts.

During the year, some of you may have tried to track Young Investor's net asset value in the newspaper, only to find that it wasn't listed. That's because most newspapers list only those mutual funds that have reached a certain level of assets and shareholders. To be listed in the Wall Street Journal, for example, a fund must have a total of $25 million in assets or more than 1,000 shareholders. Smaller papers sometimes have a higher cut-off point. The good news is that, with a total asset size of $30 million and growing, Young Investor has joined the ranks of other funds in the pages of most newspapers. If Young Investor Fund still isn't listed in your local paper, you can call us at 800-338-2550, or you can check its performance on your computer by accessing a financial page on one of the on-line services or directly through the Internet. Once you're on the financial page, just type in the Fund's symbol, SRYIX, for important performance information, such as its daily net asset value per share (share price).

A mutual fund's value will change daily and past performance is no guarantee of how it will perform in the future. But it can provide useful information. What's important is "having a long-term view"-- understanding and accepting that the value of a mutual fund that invests in stocks will change constantly. It may go up -- as Young Investor did this year -- or down, but over time, mutual funds have historically shown that they provide you with good growth potential.

Thank you for investing with SteinRoe. Please write and tell us what you think about Young Investor. We look forward to hearing from you.

Sincerely,

Timothy K. Armour
President, SteinRoe Mutual Funds
November 1, 1995

The Companies We Invest In

Diversification means investing the fund's assets (money) in more than one company to help reduce risk. Because a mutual fund invests in so many companies, your investment is automatically diversified. That means if the price of one security in the portfolio declines, it should have less of an impact than if you only invested in that one security by itself. You can tell the Young Investor Fund is broadly diversified because the top 10 holdings made up only about 22 percent of the Fund's net assets on September 30.

As you probably know, a mutual fund invests in the stocks of many different companies, both to pursue its investment objective and to help diversify its holdings. To the right, you'll find the 10 largest holdings in the Fund as of September 30, 1995.

Unlike some funds, we don't invest a large portion of our assets in a few favorite stocks. Instead, Young Investor Fund typically will have between 40 and 50 holdings, with each holding representing roughly 2 percent of the portfolio. And depending on what the market does, the Fund's top 10 holdings may change from day to day. In any case, we seek to invest most of our assets in companies that kids can relate to or that affect their lives in some way.

As you look at the Fund's holdings, you'll notice that some of the companies are easy to recognize, like Nike or Motorola. Others might not be as familiar to you. But -- while they may not be household names -- you're probably well aware of the products and services they offer. For example, Edmark Corp. makes some of the finest educational software products available, and LSI Logic makes the computer chips for Sony Play Stations. A more complete list of the Fund's holdings can be found on pages eight through 12.

                                             % of Total
                                             Net Assets
                                             on 9/30/95    Symbol      Exchange
1  Sitel Corp.                                  2.4%        SITL        NASDAQ*
2  Edmark                                       2.3         EDMK        NASDAQ
3  LSI Logic                                    2.2         LSI         NYSE**
4  Broderbund Software                          2.2         BROD        NASDAQ
5  Atmel Corporation                            2.2         ATML        NASDAQ
6  Nike, Inc.                                   2.2         NKE         NYSE
7  American Oncology Resources                  2.1         AORI        NASDAQ
8  Bay Networks                                 2.1         BNET        NASDAQ
9  MBNA Corp.                                   2.0         KRB         NYSE
10 Motorola, Inc.                               2.0         MOT         NYSE

   * National Association of Securities Dealers Automated Quotation ** New York Stock Exchange

An Interview with the Portfolio Managers

Photo of: David Brady, Erik Gustafson, Eric Maddix

Q. How has the Fund performed this year?
A. The Fund earned a 40.6 percent total return for the fiscal year ended September 30, 1995. This was a good bit higher than the 29.7 percent return of the S&P 500, which is the most widely known index that measures the performance of U.S. stocks.* Another way to measure performance is to compare funds that invest in similar ways. Young Investor, for example, is a "growth fund." That means it normally invests in companies whose long-term earnings are expected to grow. According to Lipper Analytical Services, an independent company that ranks the performance of mutual funds, Young Investor Fund ranked 22nd of 550 other growth funds for the year ended September 30.* Past performance, however, is no guarantee of future results, and the Fund's share price and investment return will vary, so you may have a gain or loss when you sell shares.

Q. What accounted for the performance?
A. The main reason the Fund performed well this year was because it owned stock in many technology companies. Technology companies make products like personal computers, cellular phones and CD players. Some of the standout performers among the Fund's technology holdings were LSI Logic (2.2 percent of total net assets), a semiconductor manufacturer; plus The Learning Company, a developer of educational and entertainment software for children, and Spyglass, a developer of software that's used for browsing the Internet, both of which were sold at a profit during the year. The Fund's holdings in the financial services and health care sectors also did well. While we're pleased with the Fund's strong performance to date, we want to emphasize that investors shouldn't focus only on short-term results. Many factors have worked together this year to create a favorable backdrop for investing -- particularly for the kinds of stocks that we invest in.

Q. Many people are starting to say that technology stocks are so popular that their prices are too high and are headed for a fall. Do you have any plans to reduce the number of technology stocks in the Fund?
A. We don't have any immediate plans to reduce our holdings in technology. We believe the long-term growth prospects for many technology companies appear bright. These companies provide the products and services that people and businesses need to save money and to improve productivity, both of which are important today. Plus, many technology companies simply fit our profile of quality growth companies that touch the lives of young people.

To help balance the short-term risks associated with our technology holdings, we've also added more stocks of what we believe are stable growth companies --particularly food, financial services and health care stocks -- to the portfolio.

Q. Do you ever get stock tips from your young investors?
A. Our primary sources for investment ideas are our own internal research team and Wall Street analysts. We are, however, always looking for good ideas and we encourage investors to write in with their suggestions and ideas. We like to know what types of companies appeal to our investors. Oftentimes, when we receive a suggestion from an investor, we already hold it in the Fund. That's important to us because it means we're paying attention to what's affecting kids' lives and it confirms the investment decisions we're making. It's also interesting to note that kids aren't just writing and suggesting companies like McDonald's or the Gap, they're suggesting a wide range of companies, from Ford to Intel. That means kids understand that there are many different companies out there that would make good investments.

Q. Is the Young Investor Fund just for kids?
A. Not at all. While Young Investor Fund was designed with kids in mind, we believe the Fund's investment philosophy appeals to grownups too. Our strategy is to invest in companies whose products and services affect the lives of young people. It just so happens that many of the companies that serve the youth market are also among the finest quality growth companies available. The educational materials we offer aren't just for kids either. These materials, including our award-winning quarterly newsletter, Dollar Digest,SM and The Parents Guide to Investing, were designed to help teach people about personal finance, and they can help young and adult investors alike better understand basic investment concepts.

Q. What's ahead for the stock market and the Young Investor Fund?
A. The stock market has been extremely strong over the last 12 months. This kind of growth is often followed by a "market correction," when stock prices fall sharply. While we believe this will eventually occur, we also believe the companies that make up the Young Investor Fund are well-positioned for future growth potential. Therefore, we would view the lower prices that come with a market correction as a chance to buy more stocks.

* Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Fund's Adviser currently limits expenses to .99 percent of average net assets. Absent past expense limits, total return would have been less. Expense limits are subject to termination on 30 days' notice to the Fund. The S&P 500 is an unmanaged group of stocks that differs from the composition of each SteinRoe Fund; the S&P 500 is not available for direct investment. According to Lipper Analytical Services, an independent monitor of mutual fund performance, the Fund belongs to the growth fund peer group. For the one-year period ended September 30, 1995, Young Investor ranked 22nd out of 550 growth funds in its peer group.

Fund Data
Investment Objective:
Seeks to achieve long-term capital appreciation by investing primarily in common stocks and other equity-type securities that we believe have long-term appreciation potential. The Fund also has an educational objective to teach children and teenagers about basic economic principles and personal finance through a variety of educational materials prepared and paid for by the Fund.
Fund Inception:    4/29/94
Total Net Assets:  $31,401
(In thousands)
Shareholders Approve New Agreements
At a special meeting on August 15, 1995, shareholders of SteinRoe Young Investor Fund voted to approve a proposal that replaced the Fund's investment advisory agreement with two new agreements. These new agreements essentially carry forward the services Stein Roe & Farnham already provides to shareholders, separating into two agreements the provision of administrative and investment management services. In addition, shareholders approved a Management Agreement between SR&F Base Trust and the Adviser that would replace the proposed Management Agreement between Investment Trust and the Adviser if and when the Fund converted to a master-feeder structure.

The outcome of the voting was as follows:
Record Date share position:   20,569,977
Total share position voted:   13,292,784
                                                           For       Against     Abstain
A) Administrative Agreement                            11,502,552   1,383,281    406,951
B) Management Agreement                                11,486,836   1,384,549    421,411
C) Management Agreement
     between SR&F Base Trust
     and the Adviser                                   11,475,215   1,282,232    535,349

Fund Highlights
Economic Sector Breakdown
                                         Portfolio             S&P 500
                                           9/30/95             9/30/95
Basic Materials                                 0%                  6%
Consumer Cyclical                              35                  14
Consumer Non-Cyclical                          34                  21
Energy                                          0                   9
Financial                                       9                  13
Industrial                                      2                  10
Technology                                     18                  14
Utilities                                       2                  13
Total                                         100%                100%

Comparison of change in value of $10,000 investment. This graph compares the performance of Young Investor Fund to the S&P 500 Index, an unmanaged group of stocks that differs from the composition of the Fund.
DATE                                           YIF             S&P 500
4/29/94                                      10000               10000
6/30/94                                       9700                9915
9/30/94                                      10240               10399
12/31/94                                     10739               10397
3/31/95                                      11414               11408
6/30/95                                      12724               12496
9/30/95                                      14396               13488
Average Annual Total Returns as of September 30, 1995
                                            Past 1                From
                                              Year          Inception*
Young Investor Fund                          40.6%               43.9%
S&P 500                                      29.7                34.6

Total return performance includes changes in share price and reinvestment of income and capital gains distributions. This past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.
*4/29/94 through 9/30/95.

SteinRoe Investment Trust
Young Investor Fund
Investments as of September 30, 1995
(Dollar amounts in thousands)

Some of Young Investor's holdings, like Activision and Microsoft, are in the
"technology sector." A sector is a particular group of stocks, usually found in one industry. Many growth companies are in the technology sector -- and they often are the companies whose names or products you recognize.
                                                                Number         Market
Equity-Related Securities (87.1%)                            of Shares          Value
Common Stocks (85.3%)
Banks (3.4%)
Fifth Third Bancorp
   (Large regional banking
   institution)                                                  8,000         $  459
MBNA Corp.
   (Large credit card issuer)                                   15,000            624
                                                                               ------
                                                                                1,083
Business Services (5.8%)
*Medaphis Corp.
   (Provides business management
   services to physicians and
   hospitals)                                                   20,000            560
*Pediatrix Medical Group Inc.
   (Provides physician management
   services to hospital neonatal intensive
   care units)                                                  25,000            513
*SITEL Corp.
   (Leading independent provider of
   telemarketing services)                                      30,000            735
                                                                               ------
                                                                                1,808
Computer Software (10.8%)
*Activision, Inc.
   (A diversified publisher of interactive software)            30,000            476
*Bay Networks
   (Markets and manufactures a line of
   networking products)                                         12,000            640
*Broderbund Software, Inc.
   (Develops educational software)                               9,000            685
*Edmark Corp.
   (Leading developer and publisher of multimedia
   educational software and other educational products)         15,000            722
*Microsoft Corporation
   (Microcomputer software products)                             5,000            452
*3D Systems Corp.
                      (Manufactures and markets equipment using three-
   dimensional printing process that produces plastic
   copies of computer-assisted design models)                   25,000            419
                                                                               ------
                                                                                3,394
See accompanying notes to financial statements.

SteinRoe Investment Trust
Young Investor Fund
Investments (Continued)
(Dollar amounts in thousands)

With some simple math you can determine the share price of any stock in the portfolio on the date of this report. All you have to do is divide the market value by the number of shares. The equation for The Gillette Company:
$476,000 divided by 10,000 shares = $47.60 per share.
                                                                Number         Market
Common Stocks (Continued)                                    of Shares          Value
Consumer Products (9.9%)
*CUC International Inc.
   (Consumer marketing company)                                 15,000         $  523
The Gillette Company
   (Shaving and personal care products)                         10,000            476
International Flavors & Fragrances Inc.
   (Fragrance products sold to makers
   of perfumes and personal
   care products)                                                9,000            434
Nike Inc. Class B
   (Designs, manufactures and
   markets athletic footwear and
   apparel products)                                             6,000            667
The Procter & Gamble Company
   (Personal care products, pharma-
   ceuticals, food and beverages)                                6,000            462
Wolverine World Wide
   (Makes, imports and markets casual
   footwear sold under Hush Puppies,
   Wolverine and other brand names)                             20,000            548
                                                                               ------
                                                                                3,110
Distribution-Retail (9.6%)
Albertson's Inc.
   (Retail food and drug chain)                                 17,000            580
*Baby Superstore, Inc.
   (Retailer of non-food baby and young children's products)    10,000            451
*Greenman Brothers
   (Chain of toy stores under the name of Noodle Kidoodle)      20,000            245
*The Gymboree Corp.
   (Specialty retailer of apparel and accessories for children) 14,000            422
The Home Depot Inc.
   (Home improvement retail chain)                              11,000            439
See accompanying notes to financial statements.
SteinRoe Investment Trust
Young Investor Fund
Investments (Continued)
(Dollar amounts in thousands)
                                                                Number         Market
Common Stocks (Continued)                                    of Shares          Value
Distribution-Retail (Continued)
*TOYS "R" US, Inc.
   (Toy store operator)                                         15,000         $  405
Walgreen Company
   (Largest retail drugstore chain in
   the United States)                                           17,000            476
                                                                               ------
                                                                                3,018
Electronics (8.1%)
*Atmel Corp.
   (Manufactures and markets a broad range
   of high-performance memory and logic
   integrated circuits)                                         20,000            675
*LSI Logic
   (Designer and developer of application-specific
   integrated circuit products)                                 12,000            693
Motorola, Inc.
   (Producer of electronic and telecommunications equipment)     8,000            611
*StrataCom, Inc.
   (Designs, manufactures and markets IPX cell switching
   systems)                                                     10,000            553
                                                                               ------
                                                                                2,532
Entertainment (5.8%)
Carnival Corporation
   (Operator of vacation cruise lines)                          25,000            600
Disney (Walt) Company
   (Theme parks, resorts and motion pictures)                    8,000            459
Poly Gram NV
   (Diversified international entertainment company)             8,000            522
*Viacom International Incorporated, Class B
   (Entertainment and communications company)                    5,000            249
                                                                               ------
                                                                                1,830
Financial (3.6%)
American Express
   (Leader in travel-related and investment services)           12,000            532
Green Tree Acceptance, Inc.
   (Originates, sells and services conditional sales
   contracts for manufactured homes)                            10,000            610
                                                                               ------
                                                                                1,142
See accompanying notes to financial statements.
SteinRoe Investment Trust
Young Investor Fund
Investments (Continued)
(Dollar amounts in thousands)
                                                                Number         Market
Common Stocks (Continued)                                    of Shares          Value
Food & Beverage (9.3%)
   The Coca-Cola Company
   (Producer and distributor of soft drink products)             8,000         $  552
Heinz (H.J.)
   (Produces a wide variety of food products worldwide)         13,000            595
Hershey Food Corporation
   (Produces a broad line of chocolate, confectionery
   and pasta products)                                           9,000            579
Nabisco Holdings Corp.
   (Manufacturer and marketer of packaged foods)                20,000            592
Wrigley (Wm.) Jr. Company
   (World's largest chewing gum manufacturer)                   12,000            606
                                                                               ------
                                                                                2,924
Health Care (7.2%)
Abbott Laboratories
   (Diversified health care company)                            14,000            597
*American Oncology Resources
   (Multi-state physician practice management company
   focusing exclusively on oncology)                            15,000            645
Integrated Health
   (Owner-operator of acute care facilities)                    15,000            424
Johnson & Johnson
   (Manufactures and markets a broad range of health care
   and other products)                                           8,000            593
                                                                               ------
                                                                                2,259
Publishing and Broadcasting (8.4%)
Evergreen Media Corp.
   (Operates radio stations across the United States)           20,000            570
*International Family Entertainment
   (Produces and distributes entertainment programming
   targeted at families worldwide)                              30,000            570
*LIN Television Corp.
   (Operates network-affiliated television stations)            15,000            465
*New World Communications
   (Entertainment company that operates 12 broadcast
   television stations)                                         25,000            516
*Scholastic Corp.
   (Publisher and distributor of children's books
   and other educational materials)                              8,000            502
                                                                               ------
                                                                                2,623
See accompanying notes to financial statements.

SteinRoe Investment Trust
Young Investor Fund
Investments (Continued)
(Dollar amounts in thousands)
                                                                Number         Market
Common Stocks (Continued)                                    of Shares          Value
Restaurant (1.5%)
McDonald's Corporation
   (Develops, licenses, leases and services a worldwide
   system of restaurants)                                       12,000        $   459

Telecommunications (1.9%)
   American Telephone and Telegraph Company
   (Carrier of long-distance telephone service)                  9,000            592
                                                                              -------

Total Common Stocks
   (Cost $21,511)                                                              26,774

Preferred Stock (1.8%)
   Nokia Corp. ADSs
   (International electronics and electrotechnical group)
   (Cost $300)                                                   8,000            558
                                                                              -------

Total Equity-Related Securities
   (Cost $21,811)                                                              27,332
                                                             Principal
                                                                Amount
Short-Term Obligations (11.2%)
Commercial Paper (11.2%)
   Associates Corp. of North America 6.750% 10/2/95             $1,348          1,348
   Oak Funding Corp. 6.750% 10/6/95                              1,000            999
   Temple Inland Corp. 6.000% 10/4/95                            1,200          1,199
                                                                              -------

Total Short-Term Obligations
   (Cost $3,546)                                                                3,546
                                                                              -------

Total Investments (98.3%)
   (Cost $25,357)                                                              30,878

Other Assets Less Liabilities (1.7%)                                              523
                                                                               ______

Total Net Assets (100%)                                                       $31,401
                                                                              =======

*Non-income producing.
See accompanying notes to financial statements.

SteinRoe Investment Trust
Young Investor Fund
Balance Sheet
September 30, 1995
(All amounts in thousands)
Assets
Investments, at market value                         $30,878
Receivable for investments sold                          996
Receivable for fund shares sold                          131
Receivable from investment adviser                        61
Dividends Receivable                                      24
Cash and other assets                                     26
                                                     -------
   Total Assets                                      $32,116
                                                     =======
Liabilities
Payable for investments purchased                    $   669
Other liabilities                                         46
                                                     -------
   Total Liabilities                                     715
                                                     -------

Capital
Paid-in capital                                       24,523
Net unrealized appreciation                            5,521
Accumulated undistributed net investment income           20
Accumulated net realized gains on investments          1,337
                                                     -------
   Total Capital (Net Assets)                         31,401
                                                     -------
   Total Liabilities and Capital                     $32,116
                                                     =======

Shares Outstanding (Unlimited Number Authorized)       2,197
                                                     =======
Net Asset Value (Capital) Per Share                  $ 14.29
                                                     =======

See accompanying notes to financial statements.

SteinRoe Investment Trust
Young Investor Fund

The Young Investor Fund earns income in the form of dividends (from stocks)
and interest (from bonds and short-term investments). The Fund also realizes gains (or losses) when it decides to sell its investments. This statement lists the amounts that the Fund earns from these sources as well as the expenses incurred by the Fund and the net change in value of the Fund's current holdings.
Statement of Operations
For The Year Ended
September 30, 1995
(All amounts in thousands)
Investment Income
   Dividends                                             $  144
   Interest                                                 108
                                                         -------
     Total Investment Income                                252
                                                         -------
Expenses
   Management and
     administrative fees                                    131
   Transfer agent fees                                      119
   Printing and postage                                     116
   Legal and audit fees                                      32
   Accounting fees                                           25
   Amortization of organization and
     initial registration expenses                           19
   Registration fees                                         14
   Trustees' fees                                            13
   Custodian fees                                            11
   Other expenses                                            14
                                                         -------
                                                            494
     Reimbursement of expenses
       by investment adviser                               (323)
                                                         -------
         Total Expenses                                     171
                                                         -------
         Net Investment Income                               81
                                                         -------
Realized and Unrealized Gains on Investments
   Net realized gains on investments                      1,448
   Net change in unrealized appreciation of investments   5,236
                                                         -------
     Net Gains on Investments                             6,684
                                                         -------
   Net Increase in Net Assets Resulting from Operations  $6,765
                                                                         =======

See accompanying notes to financial statements.

SteinRoe Investment Trust
Young Investor Fund
Statements of Changes in Net Assets
For The Period Ended September 30, 1994, and Year Ended September 30, 1995
(All amounts in thousands)
                                                                        Period          Year
                                                                         Ended          Ended
                                                                       Sept. 30,      Sept. 30,
                                                                         1994*          1995
Operations
   Net investment income                                                $   25         $    81
   Net realized gains (losses) on investments                             (111)          1,448
   Net change in unrealized appreciation or
    depreciation of investments                                            285           5,236
                                                                        ------         -------
     Net Increase in Net Assets Resulting
      from Operations                                                      199           6,765
                                                                        ------         -------
Distributions to Shareholders
   Dividends from net investment income                                   --               (85)
                                                                        ------         -------
Share Transactions
   Subscriptions to fund shares                                          7,985          17,073
   Investment income dividends reinvested                                 --                84
   Redemptions of fund shares                                               (8)           (612)
                                                                        ------         -------
   Net Increase from Share Transactions                                  7,977          16,545
                                                                        ------         -------
     Net Increase in Net Assets                                          8,176          23,225
Total Net Assets
   Beginning of period                                                    --             8,176
                                                                        ------         -------
   End of Period                                                        $8,176         $31,401
                                                                        ======         =======
Accumulated Undistributed Net Investment
   Income at End of Period                                              $   25         $    20
                                                                        ======         =======
Analyses of Changes in Shares of Beneficial Interest
   Subscriptions to fund shares                                            799           1,439
   Investment income dividends reinvested                                 --                 8
   Redemptions of fund shares                                               (1)            (48)
                                                                        ------         -------
   Net increase in fund shares                                             798           1,399
   Shares outstanding at beginning of period                              --               798
                                                                        ------         -------
   Shares outstanding at end of period                                     798           2,197

                                                                        ======         =======

*From commencement of operations April 29, 1994.
See accompanying notes to financial statements.

Notes to Financial Statements
Note 1. Significant Accounting Policies
The following are the significant policies of the SteinRoe Young Investor Fund (the "Fund"), a series of the SteinRoe Investment Trust (a Massachusetts business trust).

Security Valuations
All securities are valued as of September 29, 1995, the last business day of the Fund's fiscal year. Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the latest bid quotation. Each over-the-counter security for which the last sale price is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Other assets and securities of the Fund are valued by a method that the Board of Trustees believes represents a fair value.

Federal Income Taxes
No provision is made for federal income taxes since the Fund intends to elect to be taxed as a "regulated investment company" and make such distributions to its shareholders as to be relieved of all federal income taxes under provisions of current federal tax law.

Other Information
Realized gains or losses from sales of securities are determined on the specific identified cost basis.

All amounts, except per-share amounts, are shown in thousands.

Note 2. Trustees' Fees and Transactions with Affiliates
The Fund pays monthly management and administrative fees to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect wholly owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager.

Effective September 1, 1995, the management and administrative fees for the Fund are computed at annual rates as a percentage of average daily net assets as follows:
Management Fee
0.60% up to $500 million
0.55% of next $500 million
0.50% thereafter

Administrative Fee
0.20% up to $500 million
0.15% of next $500 million
0.125% thereafter

Prior to September 1, 1995, the Adviser provided both portfolio management and administrative services under an investment advisory agreement. The fee under this agreement was computed at an annual rate of 0.75 percent up to $250 million of average net assets, 0.70 percent of next $250 million and 0.60 percent thereafter.


The administrative agreement provides that the Adviser will reimburse the Fund to the extent that its annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale. In addition, the Adviser has agreed to reimburse the Fund to the extent that its expenses exceed 0.99 percent of average net assets. The expense limitation expires January 31, 1996, subject to earlier termination by the Adviser on 30 days' notice.

At September 30, 1995, Keyport Life Insurance Company, an indirect wholly owned subsidiary of Liberty Mutual Insurance Company, owned 403 shares of the Fund with a net asset value of $5,758.

The transfer agent fees are paid to SteinRoe Services Inc., an indirect wholly owned subsidiary of Liberty Mutual Insurance Company.

The Adviser also provides the Fund with certain fund accounting services. For the year ended September 30, 1995, the Fund incurred fees of $25.

Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for the Fund for the period ended September 30, 1995, was $13. No remuneration was paid to any other trustee or officer of the Trust.

Note 3. Short-Term Debt
To facilitate portfolio liquidity, the Fund maintains borrowing arrangements under which they can borrow against portfolio securities. The Fund had no borrowings during the period ended September 30, 1995.

Note 4. Investment Transactions
The aggregate cost of purchases and proceeds from sales or maturities of securities (excluding short-term obligations) for the period ended September 30, 1995, were $22,515 and $8,640, respectively.

At September 30, 1995, the cost of investments for federal income tax purposes and for financial reporting was the same. Unrealized appreciation and depreciation of investments on a tax basis were $5,942 and $421, respectively.

Note 5. Financial Highlights
Selected per-share data (for a share outstanding throughout the period), ratios and supplemental data.

The Financial Highlights page provides useful information about how the Fund is doing. For instance, it provides you with such information as "total return," an indication of the Fund's performance over time. Young Investor Fund's total return for the year ended September 30, 1995, was 40.6 percent.

                                                                  Period                Year
                                                                   Ended                Ended
                                                            Sept. 30, 1994 (a)     Sept. 30, 1995
Net Asset Value, Beginning of Period                              $10.00               $ 10.24
                                                                  ------               -------
Income from investment operations
  Net investment income                                             0.03                  0.06
  Net realized and unrealized gains on
    investments                                                     0.21                  4.07
                                                                  ------               -------
Total from investment operations                                    0.24                  4.13
Distributions from net investment income                            --                   (0.08)
                                                                  ------               -------
Net Asset Value, End of Period                                    $10.24               $ 14.29
                                                                  ======               =======
Ratio of net expenses to average net assets (b)                     0.99%*                0.99%
Ratio of net investment income to average
  net assets (c)                                                    1.07%*                0.47%
Portfolio turnover rate                                               12%**                 55%
Total return                                                        2.40%**              40.58%
Net assets, end of period                                         $8,176               $31,401

* Annualized
** Not annualized
(a) The Fund commenced operations on April 29, 1994.
(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 4.58 percent for the period ended September 30, 1994, and 2.87 percent for the year ended September 30, 1995.
(c) Computed giving effect to investment adviser's expense limitation undertaking.

Report of Independent Auditors
Independent public account-ants who are not employed by SteinRoe audit the information in the annual report to ensure that the financial statements are free of material errors. This letter tells you that they have performed their audit.

To the Board of Trustees and Shareholders
SteinRoe Young Investor Fund

We have audited the accompanying balance sheet, including the schedule of investments, of the SteinRoe Young Investor Fund as of September 30, 1995, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly the financial position of the SteinRoe Young Investor Fund at September 30, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
November 10, 1995

A Guide to Stein Roe Services
We encourage you to take advantage of our free shareholder services. If you would like additional information about how to establish or use a SteinRoe service, just call us at 800-338-2550.

Purchases
In addition to sending us a check or wire to purchase additional fund shares, you can take advantage of these convenient automatic services:

* Automatic Investment Plan -- Make regular investments ($50 minimum) in your SteinRoe account directly from your bank checking account. You select monthly, quarterly, semiannual or annual purchases.

* Special Investments -- Purchase shares by telephone and pay for them by electronic transfer from your bank checking account.

Exchanges
* Telephone Exchange -- Call us to exchange $50 or more from your account in one SteinRoe Fund to an identically registered account in another SteinRoe Fund. You receive this service when you open a SteinRoe Fund account, unless you elect not to.*

* Automatic Exchange -- SteinRoe will regularly exchange shares from your account in one SteinRoe Fund to your account in another. You select twice-monthly, monthly, quarterly, semiannual or annual exchanges.

Redemptions
* Telephone Redemption by Check -- Call to redeem $1,000 or more from your account. A check will be sent to your registered address. You automatically receive this service when you open a SteinRoe account, unless you elect not to.

* Telephone Redemption by Wire -- Redeem shares by phone from your Money Market Fund account ($1,000 minimum) and wire the proceeds to your bank checking account. A small fee for wiring proceeds will be deducted from the amount wired.

* Special Redemption Option -- If you do not want to preschedule your redemptions, you can redeem shares by telephone ($50 minimum/$100,000 maximum) and have the proceeds sent directly to your bank checking account.

* Automatic Redemption Plan -- Redeem either a fixed dollar or share amount, or a fixed percentage of your account, automatically, on a schedule you establish. You select monthly, quarterly, semiannual or annual withdrawals ($50 minimum/$100,000 maximum), and the proceeds are sent either to your bank checking account or to an address you specify.

* Money Market Fund Check Writing -- Write checks for $50 or more on your Money Market Fund account.

Distributions
Most investors like to reinvest their dividends and capital gains distributions and put them back to work. If, however, you do not want them reinvested, consider these alternatives:
* Dividend Purchase Option -- Use the distributions from one SteinRoe Fund account ($25 minimum) to automatically purchase shares in your account with another SteinRoe Fund.

* Automatic Dividend Deposit -- Instead of receiving your dividends by check, your distributions are deposited automatically into your bank checking account.

Recordkeeping
* Summary of Investments -- This summary consolidates quarterly transaction and investment information for any or all of your household's SteinRoe accounts on one easy-to-read statement. At year end, SteinRoe provides a complete summary of all account activity for the year.

* SteinRoe reserves the right to discontinue or modify the exchange privilege, and certain restrictions apply. Please refer to your prospectus for details.

To Contact Us...
By Phone 800-338-2550
You can discuss your investment questions with a SteinRoe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a SteinRoe Fund account, including SteinRoe IRAs. We're available seven days a week, from 7 a.m. to 8 p.m. weekdays and from 8 a.m. to 5 p.m. Saturday and Sunday (central time).

SteinRoe's Funds-on-CallR24-Hour Service Line
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest SteinRoe Fund prices and yields, and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:
* Exchange shares between your SteinRoe accounts;
* Purchase Fund shares by electronic transfer;
* Order additional account statements and Money Market Fund checks;
* Redeem shares by check, wire or electronic transfer.
Please contact an account representative if you would like to apply for a PIN.

Retirement Plan Accounts
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130.

By Mail
If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 804058, Chicago, IL 60680.

In Person
If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive, 32nd Floor. Our account representatives can answer questions about your current Fund investments or provide you information about any of the SteinRoe Funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

This report must be preceded or accompanied by a prospectus.

SteinRoe Investment Trust
Trustees
Timothy K. Armour
President, Mutual Fund Division and Director, Stein Roe & Farnham Incorporated Kenneth L. Block
Chairman Emeritus, A.T. Kearney, Inc.
William W. Boyd
Chairman and Director, Sterling Plumbing Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial Companies, Inc.
Francis W. Morley
Chairman, Employer Plan Administrators and Consultants Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy, University of Washington
Gordon R. Worley
Private Investor

Agents and Advisers
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services, Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Arthur Andersen LLP
Independent Public Accountants

SteinRoe Investment Trust
Officers
Timothy K. Armour, President
Jilaine H. Bauer, Executive Vice President, Secretary
N. Bruce Callow, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President, Chief Financial Officer Bruno Bertocci, Vice President
David P. Brady, Vice President
Thomas W. Butch, Vice President
Daniel K. Cantor, Vice President
Robert A. Christensen, Vice President
E. Bruce Dunn, Vice President
Erik P. Gustafson, Vice President
David P. Harris, Vice President
Philip D. Hausken, Vice President
Harvey B. Hirschhorn, Vice President
Stephen P. Lautz, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
Nicolette D. Parrish, Vice President, Assistant Secretary
Richard B. Peterson, Vice President
Gloria J. Santella, Vice President
Thomas P. Sorbo, Vice President
Sharon R. Robertson, Controller
Margaret O. Zwick, Treasurer
Janet B. Rysz, Assistant Secretary

The SteinRoe Funds
SteinRoe Government Reserves Fund
SteinRoe Cash Reserves Fund
SteinRoe Limited Maturity Income Fund
SteinRoe Government Income Fund
SteinRoe Intermediate Bond Fund
SteinRoe Income Fund
SteinRoe Municipal Money Market Fund
SteinRoe Intermediate Municipals Fund
SteinRoe Managed Municipals Fund
SteinRoe High-Yield Municipals Fund
SteinRoe Total Return Fund
SteinRoe Prime Equities
SteinRoe Young Investor Fund
SteinRoe Growth Stock Fund
SteinRoe Capital Opportunities Fund
SteinRoe Special Fund
SteinRoe Special Venture Fund
SteinRoe International Fund

P.O. Box 804058
Chicago, Illinois 60680
800 338-2550
In Chicago, visit our Investor Center
at One South Wacker Drive
Liberty Securities Corporation, Distributor
Member, SIPC
11/95
08014-Y11A